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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 1, 2003

                              COMERICA INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     1-10706               38-1998421
        ------------                 ----------           ---------------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)


                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                             Detroit, Michigan 48226
                         ------------------------------
               (Address of principal executive offices) (zip code)

                                 (800) 521-1190
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              (Registrant's telephone number, including area code)



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ITEM 9.   REGULATION FD DISCLOSURE


         The Corporation has determined to resume its share repurchase program, effective immediately. The Corporation's share repurchase is conducted under an existing authority from the Corporation's board of directors, and 5.3 million shares of common stock remain available for repurchase under this authority.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  COMERICA INCORPORATED

                                  By:  /s/ Jon W. Bilstrom
                                       ----------------------------------------
                                        Name:  Jon W. Bilstrom
                                        Title: Executive Vice President -
                                               Governance, Regulatory
                                               Relations and Legal Affairs,
                                               and Secretary


December 1, 2003